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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report: November 30, 2000
                       (Date of earliest event reported)


                               drkoop.com, Inc.
            (exact name of registrant as specified in its charter)

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

       Delaware                      Commission File:                       74-2845054
(State or other jurisdiction           000-26275               (I.R.S. Employer Identification No.)
   of incorporation or
    organization)
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                               7000 North Mopac
                              Austin, Texas 78731
         (Address of Principal executive offices, including zip code)


                                (512) 583-5667
             (Registrant's telephone number, including area code)




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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             On November 27, 2000, the Registrant engaged PricewaterhouseCoopers LLP ("PwC") as its independent auditor. As reported in the Registrant's Report on Form 8-K filed September 15, 2000, PwC notified the Registrant of its resignation as independent accountant on September 8, 2000. However, following discussions between the new management of the Registrant and PwC, PwC agreed to continue to serve as independent accountant of the Registrant through the completion and filing of the Registrant's third quarter financial statements. The Registrant and PwC have now agreed that PwC's engagement as independent auditor of the Registrant should continue for future periods.


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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               drkoop.com, Inc.



Date:  November 30, 2000       By /s/  Richard R. Rosenblatt
                                  --------------------------
                                  Name:  Richard R. Rosenblatt
                                  Title: Chief Executive Officer